SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )
                                           ------



FILED BY THE REGISTRANT   [ X ]
FILED BY A PARTY OTHER THAN THE REGISTRANT   [   ]
CHECK THE APPROPRIATE BOX:
[    ]    PRELIMINARY PROXY STATEMENT
[ X  ]    DEFINITIVE PROXY STATEMENT
[    ]    DEFINITIVE ADDITIONAL MATERIALS
[    ]    SOLICITING MATERIAL PURSUANT TO SECTION 240.14A-11(C) OR SECTION
           240.14A-12


                          FORELAND CORPORATION
                (Name of Registrant as Specified In Its Charter)

                          FORELAND CORPORATION
                  (Name of Person(s) Filling Proxy Statement)


Payment of Filing Fee (Check the appropriate box):
[ x  ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
        14a-6(j)(2).
[    ]  $500 per each party to the controversy pursuant to Exchange Act Rule
        14a-6(i)(3).
[    ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1)  Title of each class of securities to which transaction applies:

   2)  Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

   4)  Proposed maximum aggregate value of transaction:

     Set forth the amount on which the filing fee is calculated and state how it was determined.

[   ]     Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1)  Amount Previously Paid:

   2)  Form, Schedule, or Registration Statement No.:

   3)  Filing Party:


                              FORELAND CORPORATION
                          12596 WEST BAYAUD, SUITE 300
                         LAKEWOOD, COLORADO  80228-2019

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 22, 1997

TO THE SHAREHOLDERS OF FORELAND CORPORATION:

     The 1997 annual meeting of the shareholders (the "Annual Meeting") of Foreland Corporation (the "Company") will be held at the Holiday Inn, 1501 Avenue F, Ely, Nevada, on July 22, 1997. The Annual Meeting will convene at 1:00 p.m., local time, to consider and take action on the following proposals:

     1. To elect four directors to serve until the expiration of their respective terms and until their respective successors are elected and qualified;
     2.   To approve the Company's 1997 Stock Option and Award Plan;
     3. To approve the grant of options to the executive officers and directors of the Company;
     4. To approve proposed amendments to the Company's articles of incorporation that would make certain general modernizing changes and put in place certain anti-takeover provisions, including provisions that would:
          a)   Make general modernizing changes;
          b) Classify the board of directors into three classes, with each class serving staggered three-year terms;
          c) Change the Company's authorized capitalization to include 50,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock;
          d) Eliminate the personal liability of directors in certain circumstances;
          e) Cause the Company to specifically opt out of certain anti-takeover statutes in Nevada;
          f) Provide that a special meeting of the shareholders may be called only by the board of directors;
          g) Require advance notice of nominees for election to the board of directors;
          h) Grant cumulative voting on the election of directors if a person or group of related persons owning in excess of 30% of the Company's voting stock opposes management of the Company in a separate proxy solicitation or in an election contest;
          i) Require advance notice regarding business to be conducted at shareholders' meetings;
          j) Deny action by the written consent of the holders of a majority of the voting shares;
          k) Prohibit the Company from paying a premium upon the redemption of stock in excess of the fair market value of such stock from a shareholder that has acquired 10% or more of the Company's Common Stock; and
          l) Require an affirmative vote of shareholders holding at least two-thirds of the Company's voting stock to approve a business combination with a person or group of related persons owning in excess of 10% of the Company's voting stock, unless such business combination requires the payment of a fair price for the Company's stock;
     5. To transact such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

     ONLY OWNERS OF RECORD OF THE 7,358,139 SHARES OF THE COMPANY'S COMMON STOCK, EACH ENTITLED TO CAST ONE VOTE, AND THE 818,470 SHARES OF VOTING PREFERRED STOCK, ENTITLED TO CAST AN AGGREGATE OF 272,824 VOTES, ISSUED AND OUTSTANDING AS OF THE CLOSE OF BUSINESS ON JUNE 4, 1997 (THE "RECORD DATE"), WILL BE ENTITLED TO NOTICE OF AND TO VOTE AT THE ANNUAL MEETING.

      HOLDERS OF AT LEAST ONE-THIRD OF THE SHARES ENTITLED TO VOTE AT THE ANNUAL MEETING AND OUTSTANDING ON THE RECORD DATE MUST BE REPRESENTED AT THE MEETING TO CONSTITUTE A QUORUM FOR CONDUCTING BUSINESS.

     THE ATTENDANCE AT AND/OR VOTE OF EACH SHAREHOLDER AT THE ANNUAL MEETING IS IMPORTANT, AND EACH SHAREHOLDER IS ENCOURAGED TO ATTEND.

                                         FORELAND CORPORATION
                                         BY ORDER OF THE BOARD OF DIRECTORS


                                         /s/ Kenneth L. Ransom, Secretary
Lakewood, Colorado
DATED: June 20, 1997



                                   IMPORTANT

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE FILL IN, SIGN, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE SELF-ADDRESSED, STAMPED ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.


                                SPECIAL REQUEST

IF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, NOMINEE, OR OTHER INSTITUTION, ONLY IT CAN VOTE YOUR SHARES. PLEASE CONTACT PROMPTLY THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND GIVE INSTRUCTIONS FOR YOUR SHARES TO BE VOTED.

                              FORELAND CORPORATION
                          12596 WEST BAYAUD, SUITE 300
                         LAKEWOOD, COLORADO  80228-2019

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the management of Foreland Corporation (the "Company"), to be voted at the annual meeting of shareholders to be held at the Holiday Inn, 1501 Avenue F, Ely, Nevada, on July 22, 1997, at 1:00 p.m., local time, or at any adjournment thereof (the "Annual Meeting"). The enclosed proxy, when properly executed and returned in a timely manner, will be voted at the Annual Meeting in accordance with the directions set forth thereon. If no instructions are indicated on the enclosed proxy, at the Annual Meeting the proxy will be voted:

     1. FOR the election of four directors to serve until the expiration of their respective terms and until their respective successors are elected and qualified;
     2.   FOR approval of the Company's 1997 Stock Option and Award Plan;
     3. FOR approval of the grant of options to executive officers and directors of the Company;
     4. FOR approval of proposed amendments to the Company's articles of incorporation that would make certain general modernizing changes and put in place certain anti-takeover provisions, including provisions that would:
          a)   Make general modernizing changes;
          b) Classify the board of directors into three classes, with each class serving staggered three-year terms;
          c) Change the Company's authorized capitalization to include 50,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock;
          d) Eliminate the personal liability of directors in certain circumstances;
          e) Cause the Company to specifically opt out of certain anti-takeover statutes in Nevada;
          f) Provide that a special meeting of the shareholders may be called only by the board of directors;
          g) Require advance notice of nominees for election to the board of directors;
          h) Grant cumulative voting on the election of directors if a person or group of related persons owning in excess of 30% of the Company's voting stock opposes management of the Company in a separate proxy solicitation or in an election contest;
          i) Require advance notice regarding business to be conducted at shareholders' meetings;
          j) Deny action by the written consent of the holders of a majority of the voting shares;
          k) Prohibit the Company from paying a premium upon the redemption of stock in excess of the fair market value of such stock from a shareholder that has acquired 10% or more of the Company's Common Stock; and
          l) Require an affirmative vote of shareholders holding at least two-thirds of the Company's voting stock to approve a business combination with a person or group of related persons owning in excess of 10% of the Company's voting stock, unless such business combination requires the payment of a fair price for the Company's stock;
     5. IN accordance with the best judgment of the persons acting under the proxies on the transaction of such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

     The enclosed proxy, even though executed and returned to the Company, may be revoked at any time before it is voted, either by giving a written notice, mailed or delivered to the secretary of the Company, by submitting a new proxy